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                                                                   EXHIBIT 99.1


                        TRUSTEE'S DISTRIBUTION STATEMENT

   THE                  TO THE HOLDERS OF:                      98-NSC-1
BANK OF                 The Bank of New York, as Trustee under the
  NEW                   Lehman Bros. Lehman Corporate Bond Backed Certificates
 YORK                   Class A2
                                 CUSIP NUMBER: 219-87H-AN5

in accordance with the Standard Terms and Conditions of Trust, The Bank of New York, as trustee submits the following cash basis statement for the period ending: November 15, 2001

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
INTEREST ACCOUNT
Balance as of May 15, 2001                                                                                       $0.00
      Schedule Income received on securities......................................................         $987,500.00
      Unscheduled Income received on securities...................................................               $0.00
      Schedule Interest received from Swap Counterparty...........................................               $0.00
      Unscheduled Interest received from Swap Counterparty........................................               $0.00
      Interest Received on sale of Securties......................................................               $0.00
LESS:
      Distribution to Beneficial Holders........................................       $641,856.00
      Distribution to Swap Counterparty.........................................             $0.00
      Trustee Fees..............................................................         $2,250.00
      Fees allocated for third party expenses...................................           $750.00
Balance as of November 15, 2001                                                            Subtotal         $342,644.00

PRINCIPAL ACCOUNT
Balance as of May 15, 2001                                                                                       $0.00
      Scheduled Principal payment received on securities..........................................               $0.00
      Principal received on sale of securities..................................                                 $0.00
LESS:
      Distribution to Beneficial Holders........................................       $342,644.00
      Distribution to Swap Counterparty.........................................             $0.00
Balance as of November 15, 2001                                                           Subtotal         $342,644.00
                                                                                           Balance               $0.00

               UNDERLYING SECURITIES HELD AS OF: November 15, 2001

 Principal
  Amount
25,000,000

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